UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

DIVERSIFIED RESTAURANT HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53577	20-5621294
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21751 W. Eleven Mile Road Suite 208 Southfield, MI	48076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 223-9160

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2009, Diversified Restaurant Holdings, Inc. (the “Company”) issued a press release announcing that it has received a financing commitment for the construction of its recently-announced Buffalo Wild Wings franchise location in Marquette, Michigan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) The following exhibits are included with this Report.

Exhibit 99.1 Press Release dated December 21, 2009.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.
Dated: December 21, 2009	By:	/s/ T. Michael Ansley

	Name:	T. Michael Ansley
	Title:	President